STATE STREET INSTITUTIONAL FUNDS

State Street Institutional U.S. Equity Fund

State Street Institutional Premier Growth Equity Fund

State Street Institutional Small-Cap Equity Fund

State Street Institutional S&P 500 Index Fund

State Street Institutional International Equity Fund

State Street Institutional Income Fund

State Street Institutional Strategic Investment Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement dated July 27, 2017 to the Prospectus dated April 30, 2017, as supplemented

1)	State Street Institutional Premier Growth Equity Fund

William D. Sandow will join David B. Carlson as a co-portfolio manager for the State Street Institutional Premier Growth Equity Fund on September 1, 2017. Accordingly, effective September 1, 2017, the Prospectus is revised as follows:

On page 14 of the Prospectus, the section entitled “Portfolio Management” is deleted in its entirety and replaced with the following:

PORTFOLIO MANAGEMENT

INVESTMENT ADVISER

SSGA Funds Management, Inc. (“SSGA FM”)

PORTFOLIO MANAGERS

The primary individual portfolio managers of the Fund are:

Portfolio Manager	Portfolio manager experience in this Fund	Primary title with Investment Adviser
David B. Carlson, CFA	17 years	Senior Managing Director at State Street Global Advisors (“SSGA”)
William D. Sandow	Less than 1 year	Vice President at SSGA

On page 61 of the Prospectus, the third paragraph of the sub-section entitled “Portfolio Management Teams” within the section entitled “About the Funds’ Portfolio Managers” is deleted in its entirety and replaced with the following:

The State Street Institutional Premier Growth Equity Fund is co-managed by David B. Carlson and William D. Sandow. Messrs. Carlson and Sandow both manage the Fund as a collaborative team.

The following portfolio manager biography is added to and supplements the sub-section entitled “Portfolio Management Biographies” within the section entitled “About the Funds’ Portfolio Managers,” beginning on page 62 of the Prospectus:

William D. Sandow is a Vice President of SSGA. He has served on the portfolio management team for the State Street Institutional Premier Growth Equity Fund since September 1, 2017. Prior to this role, since 2012, Mr. Sandow was a senior research analyst on the fundamental equity research team covering biotechnology and pharmaceutical securities globally. He joined SSGA through its acquisition of GEAM in July 2016. Prior to joining GEAM in 2012, Mr. Sandow spent seven years at Alliance Global Investors in various research and portfolio management roles. He started his investing career in 2000 at RCM Capital Management. Mr. Sandow has a BS in Accounting from Boston College and an MBA in Finance from Indiana University’s Kelley School of Business.

2)	All Funds

Effective immediately, on pages 66-67 of the Prospectus, the sub-section entitled “Opening an Account” within the section entitled “How to Invest” is deleted in its entirety and replaced with the following:

Opening an Account

Investors must open an account before purchasing Fund shares.

To open an account, investors must:

•	meet the eligibility requirements described in “How to Invest — Eligible Investors”
•	read this Prospectus
•	complete and sign an application. You may obtain an application form from your investment professional or from the Fund by calling 1-800-242-0134.

Investors may also obtain an account application by writing to the Funds at:

State Street Institutional Funds

c/o U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701

For overnight package delivery, send to:

State Street Institutional Funds

c/o U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, WI 53202-5207

In order to prevent the funding of terrorism and money laundering, federal law requires the Funds to obtain, verify, and record information that identifies each investor who opens an account. When an investor opens an account, the Funds will ask for the investor’s name, address, taxpayer identification number, and possibly other information that identifies the investor. This information is used only for the purpose of establishing and confirming the investor’s identity.

If the investor does not provide the necessary information, the Funds may not be able to verify the investor’s identity and establish an account for the investor. Once we have received all of the required information, federal law requires us to verify the investor’s identity. After an account is opened, we may restrict the investor’s ability to purchase additional shares until the investor’s identity is verified. If we are unable to verify the investor’s identity within a reasonable period of time, the Funds reserve the right to close the investor’s account at the current day’s net asset value per share.

Residency Requirement. In order to be eligible to open and maintain an account with the Funds, an investor must be a legal resident of the United States (including the U.S. Virgin Islands and Puerto Rico), unless otherwise approved by the Funds. The Funds reserve the right to: (i) pay dividends from net investment income and distributions from net capital gains to non-US residents in a check mailed to them; and (ii) redeem shares and close the account of an investor who becomes a non-US resident.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE